UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

March 13, 2022

Date of report (Date of earliest event reported)

________________________

Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

________________________

Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 13, 2022, Agile Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single healthcare-focused institutional investor (the “Purchaser”), pursuant to which the Company issued, in a registered direct offering (the “Offering”), 2,425 shares of Series A convertible preferred stock (the “Series A Preferred Stock”) and 2,425 shares of Series B convertible preferred stock (the “Series B Preferred Stock”) and Series A warrants (the “Series A Warrants”) to purchase up to an aggregate of 24,250,000 shares of the common stock of the Company (the “Common Stock”) and Series B warrants (the “Series B Warrants”) to purchase up to an aggregate of 24,250,000 shares of Common Stock. Each share of Series A Preferred Stock and Series B Preferred Stock has a stated value of $1,000 per share and a conversion price of $0.20 per share. The shares of preferred stock issued in the offering are convertible into an aggregate of 24,250,000 shares of Common Stock. The Series A Warrants have an exercise price of $0.26 per share, will become exercisable six months following the date of issuance, and will expire 5 years following the initial exercise date. The Series B Warrants have an exercise price of $0.26 per share, will become exercisable six months following the date of issuance, and will expire one and one-half years following the initial exercise date.  The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties. Total gross proceeds from the Offering, before deducting the placement agent's fees and other estimated offering expenses, is $4.85 million.  The Offering closed on March 14, 2022.

The Series A Preferred Stock, Series B Preferred Stock, Series A Warrants and Series B Warrants described above and the underlying shares of Common Stock were offered pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-249273) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on October 14, 2020.

As compensation to H.C. Wainwright & Co., LLC (the “Placement Agent”), as the exclusive placement agent in connection with the offering, the Company paid the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Offering, plus a management fee equal to 1.0% of the gross proceeds raised in the offering and reimbursement of certain expenses and legal fees. The Company also issued to designees of the Placement Agent warrants to purchase up to 1,212,500 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable for $0.25 per share, will become exercisable six months following the date of issuance, and will expire 5 years following the commencement of sales in the Offering.

The Purchase Agreement and the forms of Series A Warrant, Series B Warrant and Placement Agent Warrants are attached as Exhibits 10.1, 4.1, 4.2 and 4.3 hereto, respectively, and the description of the terms of the Purchase Agreement and the Warrants are qualified in their entirety by reference to such exhibits. A copy of the opinion of Morgan, Lewis and Bockius LLP relating to the legality of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto.

Neither the disclosures on this Form 8-K nor the attached press releases shall constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure required by this Item and included in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Series A Preferred Stock

On March 14, 2022, the Company filed a Certificate of Designation with the Secretary of State for the State of Delaware designating 2,425 shares out of the authorized but unissued shares of its preferred stock as Series A Preferred Stock.  The following is a summary of the principal terms of the Series A Preferred Stock:

Dividends

The holders of Series A Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Voting Rights

The Series A Preferred Stock has no voting rights, except the right to vote, with the holders of Common Stock, as a single class, with each share of Series A Preferred Stock entitled to vote on an as-converted basis (however, in only this instance, the Series A Preferred Stock will be considered to convert at the Minimum Price, $0.26, per Nasdaq voting requirements) on any resolution presented to stockholders for the purpose of obtaining approval of a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of the outstanding shares of the Common Stock at a ratio to be determined (the “Reverse Split Amendment”) and (ii) and any proposal to adjourn any meeting of stockholders called for the purpose of voting on the Reverse Split Amendment.

Otherwise, as long as any shares of Series A Preferred Stock are outstanding, the holders of the Series A Preferred Stock will be entitled to approve, by a majority vote of the then outstanding shares of Series A Preferred Stock if the Company seeks to (a) amend, alter or repeal adversely the powers, preferences or rights of the Series A Preferred Stock or alter or amend the Certificate of Designation governing the Series A Preferred Stock, (b) amend the Company’s Certificate of Incorporation or other charter documents in a manner adverse to rights, preferences or powers of the Series A Preferred Stock, (c) increase the number of authorized shares of Series A Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or a Liquidation, the then holders of the Series A Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Series A Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

Conversion

The Series A Preferred Stock is convertible into Common Stock at any time after the date of issuance. The conversion rate, subject to adjustment as set forth in the Certificate of Designation governing the Series A Preferred Stock, is determined by dividing the stated value of the Series A Preferred Stock by $0.20 (the “Conversion Price”). The Conversion Price can be adjusted as set forth in the Certificate of Designation governing the Series A Preferred Stock for stock dividends and stock splits or the occurrence of a fundamental transaction (as defined in the Certificate of Designation governing the Series A Preferred Stock). Upon conversion the shares of Series A Preferred Stock shall resume the status of authorized but unissued shares of preferred stock of the Company.

Optional Conversion

The Series A Preferred Stock can be converted at the option of the holder at any time and from time to time after the date of issuance.

Mandatory Conversion

Following the approval of the Reverse Split Amendment, the Company will deliver written notice to the holders of the Series A Preferred Stock of such occurrence and, on such date, the Company will mandatorily convert all outstanding shares of Series A Preferred Stock into shares of Common Stock, subject to the beneficial ownership limitations discussed below.  In addition, following the mandatory conversion, if any Series A Preferred Stock remains outstanding, the Company may deliver a written notice to holders of such outstanding Series A Preferred Stock to cause each such holder to convert all or a part of the remaining outstanding shares of Series A Preferred Stock, subject to the beneficial ownership limitations discussed below.  The Company is not permitted to issue any such notice more than once in any 60-day period.

Beneficial Ownership Limitation

The Series A Preferred Stock cannot be converted to Common Stock if the holder and its affiliates would beneficially own more than 4.99% or 9.99% at the election of the holder of the outstanding Common Stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series A Preferred Stock will, as holders of Series A Preferred Stock, have any preemptive rights to purchase or subscribe for our Common Stock or any of our other securities.

Redemption

The Series A Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series A Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series A Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series A Preferred Stock will be limited.

Series B Preferred Stock

On March 14, 2022, the Company filed a Certificate of Designation with the Secretary of State for the State of Delaware designating 2,425 shares out of the authorized but unissued shares of its preferred stock as Series B Preferred Stock.  The following is a summary of the principal terms of the Series B Preferred Stock:

Dividends

The holders of Series B Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Voting Rights

The Series B Preferred Stock has no voting rights, except the right to vote, with the holders of Common Stock, as a single class, with each share of Series B Preferred Stock entitled to 500,000 votes per share on any resolution presented to stockholders for the purpose of obtaining approval of the Reverse Split Amendment and (ii) and any proposal to adjourn any meeting of stockholders called for the purpose of voting on the Reverse Split Amendment; provided, that such votes must be counted by the Company in the same proportion as the aggregate shares of Common Stock and Series A Preferred Stock voted on Reverse Split Amendment. As an example, if the holders of 50.5% of the outstanding Common Stock and Series A Preferred Stock are voted at the meeting in favor of a proposal for the Reverse Split Amendment, the Company can count 50.5% of the votes cast by the holders of the Series B Preferred Stock as votes in favor of the Reverse Split Amendment.

Otherwise, as long as any shares of Series B Preferred Stock are outstanding, the holders of the Series B Preferred Stock will be entitled to approve, by a majority vote of the then outstanding shares of Series B Preferred Stock if the Company seeks to (a) amend, alter or repeal adversely the powers, preferences or rights of the Series B Preferred Stock or alter or amend the Certificate of Designation governing the Series B Preferred Stock, (b) amend our Certificate of Incorporation or other charter documents in a manner adverse to rights, preferences or powers of the Series B Preferred Stock, (c) increase the number of authorized shares of Series B Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or a Liquidation, the then holders of the Series B Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Series B Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock.

Conversion

The Series B Preferred Stock is convertible into Common Stock at any time after the date of issuance. The conversion rate, subject to adjustment as set forth in the Certificate of Designation governing the Series B Preferred Stock, is determined by dividing the stated value of the Series B Preferred Stock by $0.20 (the “Conversion Price”). The Conversion Price can be adjusted as set forth in the Certificate of Designation governing the Series B Preferred Stock for stock dividends and stock splits or the occurrence of a fundamental transaction (as defined in the Certificate of Designation governing the Series B Preferred Stock). Upon conversion the shares of Series B Preferred Stock shall resume the status of authorized but unissued shares of preferred stock of the Company.

Optional Conversion

The Series B Preferred Stock can be converted at the option of the holder at any time and from time to time after the date of issuance.

Mandatory Conversion

Following the approval of the Reverse Split Amendment, the Company will deliver written notice to the holders of the Series B Preferred Stock of such occurrence and, on such date, the Company will mandatorily convert all outstanding shares of Series B Preferred Stock into shares of Common Stock, subject to the beneficial ownership limitations discussed below.  In addition, following the mandatory conversion, if any Series B Preferred Stock remains outstanding, the Company may deliver a written notice to holders of such outstanding Series B Preferred Stock to cause each such holder to convert all or a part of the remaining outstanding shares of Series B Preferred Stock, subject to the beneficial ownership limitations discussed below.  The Company is not permitted to issue any such notice more than once in any 60-day period.

Beneficial Ownership Limitation

The Series B Preferred Stock cannot be converted to Common Stock if the holder and its affiliates would beneficially own more than 4.99% or 9.99% at the election of the holder of the outstanding Common Stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series B Preferred Stock will, as holders of Series B Preferred Stock, have any preemptive rights to purchase or subscribe for our Common Stock or any of our other securities.

Redemption

The Series B Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series B Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series B Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series B Preferred Stock will be limited.

The summaries above only purport to be a summary of the principal terms of the Series A Preferred Stock and Series B Preferred Stock. The filed Certificates of Designation for the Series A Preferred Stock and Series B Preferred Stock are filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated by reference herein.

Item 8.01 Other Events

On March 14, 2022, the Company issued a press release announcing that it had commenced the Offering and a press release announcing that it had closed the Offering.  Copies of these press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on March 14, 2022.
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on March 14, 2022.
4.1	Form of Series A Warrant
4.2	Form of Series B Warrant
4.3	Form of Placement Agent Warrant
5.1	Opinion of Morgan, Lewis & Bockius LLP
10.1	Form of Securities Purchase Agreement, dated March 13, 2022, by and between Agile Therapeutics, Inc. and the purchaser signatory thereto
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).
99.1	Press Release dated March 14, 2022 Announcing Offering
99.2	Press Release dated March 14, 2022 Announcing Closing of Offering

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: March 15, 2022	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	President and Chief Executive Officer